COLUMBIA FUNDS SERIES TRUST

Columbia Short Term Municipal Bond Fund

Columbia California Intermediate Municipal Bond Fund

Columbia Georgia Intermediate Municipal Bond Fund

Columbia Maryland Intermediate Municipal Bond Fund

Columbia North Carolina Intermediate Municipal Bond Fund

Columbia South Carolina Intermediate Municipal Bond Fund

Columbia Virginia Intermediate Municipal Bond Fund

(the “Funds”)

Supplement dated June 7, 2011 to the Funds’ prospectuses

dated August 1, 2010, as supplemented

Effective as of June 6, 2011, Brian M. McGreevy manages each of the Funds. Accordingly, the following changes are hereby made to the prospectuses of each Fund:

1.	The section subtitled “Investment Adviser and Portfolio Manager(s) – Portfolio Managers” in the prospectuses of each Fund is replaced in its entirety with the following:

Portfolio Manager

Brian M. McGreevy

Manager. Service with the Fund since June 2011.

2.	The table in the section of the prospectuses of each Fund entitled “Management of the Fund – Portfolio Manager” is revised and replaced in its entirety with the following:

Brian M. McGreevy

Manager. Service with the Fund since June 2011.

Portfolio Manager of the Adviser. From 1994 until joining the Adviser in May 2010, Mr. McGreevy was associated with the Fund’s previous investment adviser as an investment professional. Mr. McGreevy began his investment career in 1982 and earned a B.S. from the University of Massachusetts at Dartmouth and a Masters from Harvard University Extension School.

Shareholders should retain this Supplement for future reference.

C-1081-1 A (6/11)